THIS ASSIGNMENT is made and entered into effective as of the 8th of February, 2007, by and between INTERNATIONAL MACHINERY MOVERS, INC., a Kentucky corporation having an address at 3505 CASTLEGATE CT., LEXINGTON, KY 40502 ("assignor"), and those individuals as evidenced in Exhibit B ("assignee"), with an address of P.O. Box 031-051, Shennan Zhong Road, Shenzhen City, P.R. China.

WITNESSETH:

WHEREAS, assignor is a party to that certain contract (the "Note") described below and made a part hereof as Exhibit A;

> FOR VALUE RECEIVED, the undersigned Industrial Electric Services, Inc. (hereinafter referred to as "makers"), 289 Blue Sky Parkway, Lexington, KY 40509, hereby promise and agree to pay to the order of International Machinery Movers, Inc. ("lender"), a Kentucky corporation, having its principal office at 3505 Castlegate Court, Lexington, Kentucky 40502, the aggregate principal sum of $78,255.00 US in lawful money of the United States of America, as hereinafter provided. The principal of this note (the "note") shall bear interest on the unpaid balance thereof at a rate per annum of 0.00%. Principal of this note shall be payable on demand.

WHEREAS, assignor desires to convey, transfer, and assign to assignee all of assignor's right, title, and interest in and to the contract;

NOW, THEREFORE, in consideration of the premises, and of the covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, assignor and assignee hereby agree as follows:

(A) Assignor does hereby assign to assignee all of assignor's right, title, and interest in and to the contract. Assignee does hereby agree to purchase the Note from Assignor and shall pay to Assignor SEVENTY-EIGHT THOUSAND TWO HUNDRED TWENTY-FIVE DOLLARS ($78,255.00) via wire transfer of immediately available funds.

(B) Assignor represents and warrants to assignee that assignor owns and has the exclusive right to assign the contract, that the contract is valid and in force, that assignor is not presently in default nor, with the passage of time, will assignor be in default under the contract, that assignor has full right and power to assign the contract, and that the contract rights being assigned hereby are free of any liens, claims, encumbrances, or charges whatsoever.

(C) Assignee does hereby accept the foregoing assignment of contract and assumes and agrees to perform, observe, and discharge all of the duties, obligations, and undertakings of assignor thereunder which may arise and accrue from and after the date hereof.

(D) Assignee further agrees to indemnify and hold assignor harmless from and against all claims, demands, obligations, losses, liabilities, damages, recoveries and deficiencies,

including interest, penalties and reasonable attorneys' fees, costs and expenses arising out of, resulting from or related in any way whatsoever to, any failure of assignee to faithfully perform, observe, and discharge all of the duties, obligations, and undertakings of assignor assumed hereunder other than those duties, obligations and undertakings arising prior to the date hereof.

(E) Assignor agrees to indemnify and hold harmless Assignee from and against all claims, demands, obligations, losses, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorneys' fees, costs and expenses arising out of, resulting from or related in any way whatsoever to the duties, obligations and undertakings assumed by Assignee hereunder which arose or accrued prior to and relate to the period prior to the date hereof.

(F) This instrument shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereto.

IN WITNESS WHEREOF, the parties hereto executed and delivered this instrument effective as of February 8, 2007.

International Machinery Movers, Inc.

____
Michael Heitz, President

Assignee

/s/ [signature] (Xiaodi Ma)

/s/ [signature] (Xian Liu)

/s/ [signature] (Bingsheng Li)

/s/ [signature] (Menghua Wang)

/s/ Yigang Li (Yigang Li)

/s/ [signature] (Yuan Li)

/s/ [signature] (Wanjin Xu)

/s/ [signature] (Xianjiao Li)

/s/ DLeroy (David Leroy)

/s/ [signature] (Clyde Atkinson)

This instrument prepared by:

John D. Hafner, Esq.

Tree Anchor Law Firm, PLLC

253 South Limestone Street

Lexington, Kentucky 40508

including interest, penalties and reasonable attorneys' fees, costs and expenses arising out of, resulting from or related in any way whatsoever to, any failure of assignee to faithfully perform, observe, and discharge all of the duties, obligations, and undertakings of assignor assumed hereunder other than those duties, obligations and undertakings arising prior to the date hereof.

(E) Assignor agrees to indemnify and hold harmless Assignee from and against all claims, demands, obligations, losses, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorneys' fees, costs and expenses arising out of, resulting from or related in any way whatsoever to the duties, obligations and undertakings assumed by Assignee hereunder which arose or accrued prior to and relate to the period prior to the date hereof.

(F) This instrument shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereto.

IN WITNESS WHEREOF, the parties hereto executed and delivered this instrument effective as of February 8th, 2007.

International Machinery Movers, Inc.

Michael Heitz, President

Assignee

____

This instrument prepared by:

John D. Hafner, Esq.

Tree Anchor Law Firm, PLLC

253 South Limestone Street

Lexington, Kentucky 40508